SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2003

Date of report (Date of earliest event reported)

Valentis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

863A Mitten Road, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 697-1900
(Registrant’s telephone number, including area code)

Item 5.  Other Events.

On May 15, 2003, Valentis, Inc. (the “Company”) publicly disseminated a press release providing a business update and announcing certain financial results for the fiscal quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits.

The following exhibit is filed with this Form 8-K:

99.1                         Press Release dated May 15, 2003.

Item 9.  Regulation FD Disclosure (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On May 15, 2003, the Company publicly disseminated a press release providing a business update and announcing certain financial results for the fiscal quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2003

VALENTIS, INC.

By:	/s/ Benjamin F. McGraw III
Benjamin F. McGraw III, Pharm. D. President and Chief Executive Officer

EXHIBIT INDEX

99.1                                                                           Text of Press Release, dated May 15, 2003.